Other income/(expenses), net	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Other income/(expenses), net
5.8 Other income/(expenses), net
Gain from sale of Priority Review Voucher, net
The Company sold the PRV received from the FDA for $103 million (€95 million) on February 2, 2024.
The Company was awarded a tropical disease PRV in November 2023 following the FDA’s approval of IXCHIQ, Valneva’s single-dose, live-attenuated vaccine indicated for the prevention of disease caused by chikungunya virus.
The net gain from the sale of the PRV amounted to €90.8 million, after deducting expenses in the amount of €4.2 million, which included transaction fees as well as expenses in connection with contractual payment obligations related to the PRV sale.
Other income and expenses, net
Other income and expenses, net include the following:

	Year ended December 31,
in € thousand	2024	2023	2022
Research and development tax credit	10,028	6,797	15,348
Grant income	10,194	11,350	191
Gain/(loss) on disposal of fixed assets and intangible assets, net	(445)	(21)	(38)
Gain/(loss) from revaluation of lease agreements	711	45	(32)
Taxes, duties, fees, charges, other than income tax	(346)	(475)	(217)
Miscellaneous income/(expenses), net	564	3,824	(3,054)
OTHER INCOME AND EXPENSES, NET	20,706	21,520	12,199

Other operating income and expenses decreased by €0.8 million, or 4%, to €20.7 million for the year ended December 31, 2024 from €21.5 million for the year ended December 31, 2023 primarily due to lower grant income and net miscellaneous income.
Income from the research and development tax credit increased in 2024 due to the research and development tax credit in Scotland amounting to €5.2 million. However, this increase was offset by the reduction in the research and development tax credit in Austria by €2.1 million due to a lower eligible expense base compared to 2023.
In the year ended December 31, 2023, the Group recognized a grant income of €11.1 million from Scottish Enterprise, Scotland’s national economic development agency, for developing non-COVID-19 vaccines (the IXCHIQ and IXIARO) while in the year ended December 31, 2024 the amount recognized was €3.7 million.
In the year ended December 31, 2024, Valneva was awarded with additional funding of $41.3 million to be split over the next five years from CEPI (Coalition for Epidemic Preparedness Innovations). By December 31, 2024, Valneva had received and recognized €6.5 million (December 31, 2023 €0.2 million) as grant income related to this agreement.
The decrease in the “miscellaneous income/(expenses), net” for the year ended December 31, 2024 is due mainly to the one-time income of €4.7 million recognized for the year ended December 31, 2023, which was related to a settlement with a supplier in connection with COVID-19 activities and the one-time expense of €1.4 million related to the divestment of the CTM unit in Solna. In the year ended December 31, 2022, this position was negatively impacted by a litigation provision in the amount of €3.1 million.
5.8.1 Grants
Grants from governmental agencies and non-governmental organizations are recognized where there is reasonable assurance that the grant will be received and the Group will comply with all conditions.
Grants received as reimbursement of approved research and development expenses are recognized as other income when the related expenses have been incurred and there is reasonable assurance that funds will be received. Advance payments received under such grants are deferred and recognized when the relevant conditions are met. Advance payments received which need to be repaid are recognized as borrowings (see Note 5.24.1).
Government grants received to support the purchase of property, plant and equipment are included in non-current liabilities as deferred government grants and are credited to the income statement on a straight-line basis over the expected lives of the related assets.
In February 2022, the Group received two grants worth up to £20.0 million (approximately €23.9 million) from Scottish Enterprise, Scotland’s national economic development agency, to support research and development relating to the manufacturing processes of the COVID-19 vaccine and other vaccine candidates. Following the termination of the COVID-19 vaccine program, in May 2023 the grant relating to this program was amended, reducing the available funding from £7.5 million to nil. In 2024, there were no amendments to the grants. The funds under the remaining grant were received over three years, beginning in March 2022. In the year ended December 31, 2024, €3.7 million (£3.1 million) of grant funds from Scottish Enterprise were recognized. In the year ended December 31, 2023, €11.1 million (£9.6 million) of grant funds from Scottish Enterprise were recognized.
In 2019 the Group signed a funding agreement with CEPI. Valneva received $24.6 million for vaccine manufacturing and late-stage clinical development of a single-dose, live attenuated vaccine against chikungunya. In line with CEPI’s commitment to equitable access, the funding underwrote a partnership effort to accelerate regulatory approval of Valneva’s chikungunya vaccine for use in regions where outbreaks occur and to support World Health Organization prequalification to facilitate broader access in lower- and middle-income countries. Valneva had to pay back part of the consideration upon achievement of certain milestones. The refundable consideration is accounted for as a loan and measured in accordance with IFRS 9 (see Note 5.24.1). The difference between the proceeds from CEPI and the carrying amount of the loan is treated under IAS 20 and presented as “Borrowings”. The amount from the CEPI grant which benefits Instituto Butantan is recognized as revenue (see Note 5.5). In the year ended December 31, 2024, nil grant income (2023: €0.2 million) and €0.4 million of other revenues (2023: €5.0 million) related to the first CEPI agreement were recognized.
The partnership with CEPI was extended in 2024 when the Group signed the second funding agreement. CEPI provides up to $41.3 million additional funding in the next five years to support broader access to IXCHIQ, in Low- and Middle-Income countries (LMICs), as well as post-marketing trials and potential label extensions in children, adolescents, and pregnant women. The proceeds from CEPI are treated under IAS 20 and presented as Grant income. In the year ended December 31, 2024, €6.5 million of grant income related to the second agreement with CEPI was recognized.
5.8.2 Research and development tax credits
Research and development tax credits granted by tax authorities are accounted for as grants under IAS 20. As a consequence, the portion of the research tax credit covering operating expenses is recognized in the income statement in “Other income and expenses, net” and the portion covering capitalized development expenditures under “Intangible assets” is recorded as deduction from the assets relating to fixed assets.
In December 31, 2024, the position included research and development tax credits mainly from Scotland (€5.2 million) and from Austria (€3.6 million) whereas in the previous period Valneva received tax credits primarily from Austria (€5.7 million) and to a lesser extent from France.